Exhibit 99.2

POWERING THE CLEAN TECHNOLOGY REVOLUTION CREATING POWER EQUALITY ENERGY STORAGE SYSTEMS www.powerstormess.com

OVERVIEW

MANUFACTURE AND DISTRIBUTE "ENERGY STORAGE SYSTEMS"

"BRINGING LIGHT TO THE DARKNESS"

- **Energy Storage Systems solutions provider**
- **Three (3) core products: zeroXess, MESS, Lithium Ion Batteries**
- **Proof of concept complete - installed on sites during 2014:**
  - **Republic of Azerbaijan / Republic of Uzbekistan**
- **Pilot launch of the MESS – June 2015 in Long Beach, CA**
- **Prototype zeroXess – complete – preparing for distribution**



Corporate Structure

- Company formed in 2011, OTC / publically traded company since 2013
- 21.6 M shares of common stock outstanding
  - Approx. 90% owned by Founders
  - Approx. 1.8 M stock options granted to date
- Capital contribution to date approx. $1.0 M as of 3/31/2015
  - CEO primary investor to date
- Filing S-1 Registration Statement
- Current market raise – up to $1.5 M immediately
  - $5 M by end of 2015 and $25 Million in 2016
- Current valuation at $15 Million



POWERSTORM™ Energy Storage Solutions

OUR VISION AND MISSION MAKE A DIFFERENCE IN THE WORLD !! ▪ LEAD THE ENERGY STORAGE market by delivering the most basic of human needs – access to power -- “energy = power” ▪ CREATE ENERGY EQUALITY - Connect the over 1.5 billion people living in energy poverty ▪ IMPROVE the LIVES of ALL human beings ▪ SUPERIOR PRODUCT – deliver a high quality product ▪ CUSTOMER SATISFACTION – Our customers are the key to making a difference in the world ▪ BRAND IDENTITY that values both human life and the customer experience “POWER THE PEOPLE” Powerstorm ESS’ Energy Storage Solutions shed light on powerless communities

WHO WE ARE AND WHAT WE DO “OFF GRID, MICRO GRID ENERGY SOLUTIONS” PATENT PENDING ENERGY STORAGE SYSTEMS AND DEVICES THAT STORE, MANAGE AND DISTRIBUTE OPTIMIZED HYBRID ENERGY » Energy storage systems that are “plug - and - play” » Delivering power, electrifying off grid communities » Hybrid power sources » Using best in class technology such as durable weather resistant housing and casing, Lithium Ion batteries, monitoring systems, back up generators, solar and/or wind turbine, environmentally friendly INITIAL PRODUCT SUITE : MESS - Containerized “Modular Energy Storage Solutions” Tower Operators, Rural Communities, Hospitals, Mines zeroXess – energy storage system for single home use and disaster recovery Lithium Ion Batteries – superior quality, 5 year (“+”) battery life and BMS services for customers that require batteries

MILESTONES and TRACTION

POSITIONED TO BE A MARKET LEADER
IN THE ENERGY STORAGE MARKET

"BUILDING THE POWERSTORM ESS LEGACY

2013	2014	2015	2016
▪ Registered with the OTC ▪ Established team ▪ Board of Advisors ▪ Business Plan ▪ Initial seed capital	▪ Filed initial patents ▪ Solutions installed in two sites ▪ Proof of concept complete - MESS ▪ Development of zeroXess and MESS ▪ Hired CFO ▪ Booked first order ▪ Qualified sales pipeline ▪ Retained Inv. Bank for 1st round of financing	▪ Raise up to $6.5 M ▪ Uplist to NASDAQ ▪ MESS and zeroXess Market Launch ▪ Approved within U.N. as key vendor ▪ Hire core team ▪ $1.25 M in revenue ▪ Assembly/Manufacturing site identified and built ▪ Finalize strategic partnerships with key vendors ▪ Continue product development	▪ Raise $25.0 M ▪ Execution of plan ▪ Expand market presence ▪ Ramp sales ▪ Further R&D – add-on products i.e. water filtration, medical center products, ancillary product

POWERSTORM Energy Storage Solutions

THE PROBLEM Access to electricity is the key to power the world ▪ 1.5 BILLION PEOPLE WITHOUT POWER ▪ LARGE ADDRESSABLE MARKET – NOT ENOUGH PROVIDERS TO SUPPORT NEED ▪ MOBILE NETWORK OPERATORS HAVE UTILIZED OFF - GRID POWER AS MOBILE PENETRATION HAS OUTPACED GROWTH OF THE GRID ▪ WORLDWIDE “GO GREEN” INITIATIVES – FINDING ALTERNATIVE CLEANER SOURCES OF ENERGY ▪ ACCESS TO AFFORDABLE AND RELIABLE POWER ▪ UNDESIRED/UNWANTED MARKETS - MOST PROVIDERS WILL NOT ADDRESS RURAL COMMUNITIES WITH UNSTABLE GOVERNMENTS ▪ HEALTH – LACK OF INFORMATION, PREVENTATIVE MEDICINE, HOSPITALS, LONG TERM CARE ▪ CLEAN WATER & SANTITATION ▪ AGRICULTURE ▪ EDUCATION LIMITED ▪ COMMERCE - IMPORT / EXPORT ▪ TELECOMMUNICATIONS “ENERGY POVERTY”

THE SOLUTION - PRODUCTS AND SERVICES

"MESS" - CONTAINERIZED "MODULAR ENERGY STORAGE SYSTEM"

"PROPRIETARY PATENT PENDING TECHNOLOGY"

Stores, manages and distributes optimized hybrid energy.
100% up time. Clean. Green. Unmatched.

Modular, Capex/Opex Savings, Compact, Durable
Cell Site Remote Monitoring, Plug-and-Play,
Environmentally Friendly



panel antennas
microwave antenna
feeders & connectors
BTS
Mast
Batteries
Shelter
Generator
Cooling
Power grid
Physical site
Fence

PSTO Containerized Hybrid Energy Solutions: 113 kWh system

Model	**PSTO-SBD0199**
System Output Voltage	48 V
Solar Panel Maximum Power @ STC*	2.2 kW
Lithium Battery	113 kWh
PSTO Storage Battery Box	
Diesel DC Generator	6.5 kW
Charging Maximum V	58.4 V
Discharge Cut off V	40 V
Discharge Current Max	3000 A
Discharge Pulse (30 Sec)	300 A
Storage backup	Minimum 20 hrs
System Lifetime	10 years / 5 year warranty
System Dimensions	19' 10 ½" X 8'6" X 8'
System Weight	< 23 MT
Operating Temperature	-30 C to 60 C
Thermal Control	Management system to control between 20 C to 25 C
Battery Management System	BMS for each cell for V/I measurement and every module T measurement
Remote monitoring system	For web and mobile monitoring on system status
Interior lighting	LED with motion sensor
Anti Theft Device	RFID based door and interior monitoring

POWERSTORM™ Energy Storage Solutions

THE SOLUTION - PRODUCTS AND SERVICES

“zeroXess”

A HOME ENERGY STORAGE OR DISASTER RECOVERY SOLUTION

“PROPRIETARY PATENT PENDING TECHNOLOGY”



Stores, manages and distributes optimized hybrid energy. 100% up time. Clean. Green. Unmatched.



PRODUCT FEATURES & BENEFITS:

- 25W PV module for solar charging
- 12 volt 4500 mAh Lithium-ion battery pack
- 6 extra bright hanging LED Lights
- 4 USB chargers with AC adapter
- 8 hours battery time
- Portable, easy to use, compact
- Renewable energy
- Solar powered
- Highest quality battery pack
- Fully integrated and network connected interface for basic Internet access
- Charges personal devices, including phones and MP3 players
- Sleek and stylish design; comes in 5 gorgeous colors
- External speakers

POWERSTORM™ Energy Storage Solutions

Strategic Alliance “OFF GRID, MICRO GRID ENERGY SOLUTIONS” Ascot CEO Dr. Michele Greca stated, “When I initially became involved in emerging markets, it was purely for business reasons. Over time, it became a passion, and now it is our mission to serve these populations in developing areas. This strategic alliance is a wonderful extension of Ascot’s mission to provide the power needed to develop civilization while simultaneously respecting the environment and saving money for operators. When I was first introduced to Mike Freni and the innovative zeroXess product, I immediately realized that there would be many benefits to working with him and integrating Ascot’s technologies with those developed by Powerstorm ESS.” The relationship between the two companies is undoubtedly strengthened by the similarities between the visions of the two cooperating CEOs.

THE SOLUTION - PRODUCTS AND SERVICES

“Li-Ion Batteries”
Lead Acid Battery Replacement

From Cells to Larger Packs: Scalable and PSTO Branded



28.3 kWh
1610
800
600
System (Pack*4P, 51.2V552Ah)
System enclosed cabinet
Cooling system
Heating system
Module(U27-12XP, 12.8V138Ah)
Pack (module*4S, 51.2V 138Ah)

M-Charge XP & RT systems have been developed and implemented to offer

- Excellent float & cycle life
- Zero gas emissions
- Zero maintenance
- Reduced weight and pack size
- Significant facility footprint cost down
- Command and control logic enabling remote monitoring when coupled with M Charge® XP Battery Modules.
- System data recording and detailed performance status indicators

Powerstorm transition metal chemistry advanced energy storage solutions are increasingly being used as the enabling technology for 100% reliability in uninterruptible power supply (UPS), micro grid, off-grid and switchgear power applications.

Powerstorm Li-Ion battery power is used to ensure 100% reliability in back-up power systems for crucial operations.

POWERSTORM™ Energy Storage Solutions

MARKET OPPORTUNITY ENERGY STORAGE SYSTEMS - THE GOLDEN OPPORTUNITY $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2012 2020 OFF - GRID BASE STATION POWER REQUIREMENTS ▪ Navigant Research projects revenue for off - grid base station power will grow from $1.6B in 2012 to more than $10.5B in 2020 ▪ Global electricity demand expected to grow 40% from 2010 to 2020 ▪ Micro Grid Enabling Technologies are expected to exceed $26B in Annual Revenue by 2023 ▪ Market for advanced and battery fuel cell material reached nearly $19 billion in2013 . This market is expected to grow to $19.6 billion in 2014 and $27.9 billion in 2019 ▪ 1.5 Billion people without power ▪ Global Mobile Subscribers expected to reach 3.9B by 2017 ▪ “Green Policy” requires telecom companies to migrate 50% of all cell towers in rural areas and 20% in urban areas to hybrid power by 2015 (this is delayed – and will continue into 2016/17

REVENUE / PRODUCT MIX PRODUCTS CAPTURE BOTH THE LARGER OFF - GRID MARKET AND HOME/RESIDENTIAL MARKET FINANCIAL HIGHLIGHTS □ Three (3) initial “go to market” products □ 2015 revenue projected □ Gross Margin between 30% - 38% □ EBITDA Profitability Q4 2016 REVENUE PROJECTIONS 2015 2016 2017 MESS $1,250,000 $7,500,000 $15,000,000 zeroXess $0 $1,250,000 $5,000,000 Ancillary $0 $500,000 $500,000 $1,250,000 $9,250,000 $20,500,000 0% 20% 40% 60% 80% 100% 2015 2016 2017 Ancillary zeroXess MESS

SALES CHANNELS STRATEGY – BRING RELIABLE, SUSTAINABLE, GREEN ENERGY TO THOSE MOST IN NEED “ THE PEOPLE ” WITHOUT POWER ANCHOR POINT COMMUNITY POWER VAR THE PEOPLE CUSTOMER THREE (3) DISTRIBUTION /SALES CHANNELS VAR’s D istribution arms

TARGET MARKETS “GLOBAL DOMINANCE - POISED TO GROW” FOUR (4) initial regions: Africa, Latam , Middle East, SE Asia

COMPETITIVE LANDSCAPE MARKET OVERVIEW • Energy Storage Market: $200 Billion • Lithium – Ion: $60 Billion • On - Grid: $68.5 Billion by 2020 • Microgrid : $25.28 Billion by 2022 • Off - Grid: $12 Billion Who makes up “energy storage providers” • Wind Turbines, Solar • Battery manufacturers • Automotive Battery manufacturers that want to take advantage of the entire energy storage market • Generator Manufacturers • On - Grid energy storage providers – typically large 1 mWh solutions and above • Providers competing for “popular” markets – U.S., Europe, select African regions, India SUMMARY : POWERSTORM ESS is 100% focused on comprehensive hybrid systems that integrate all of the energy storage provider components. We deliver comprehensive, highly efficient and effective, green and cost saving solutions. There are only a few true competitors Most are energy storage providers are “perceived” competitors, not actual competitors. Energy storage providers typically provide a singular solution that does not truly compete with Powerstorm ESS solutions. WHO WE ARE AND WHO WE SERVE : • Off - Grid • Comprehensive/Full/Hybrid Solution (containerized/modular) • Lithium – Ion • Plug & Play • Primary market - 750 kWh and under (can scale up to 1 mW and beyond)

COMPETITIVE LANDSCAPE

Modular Energy Storage System - MESS

POWERSTORM
Energy Storage Solutions

Technical Product Specifications	Powerstorm ESS	Firefly Clean Energy	Systems Sunlight S.A.	HID Europe	Why Powerstorm ESS
System Name	Modular Energy Storage System (MESS)	Arcturus Integrated Hybrid Power Generator (i-HPG)	Hybrid Autonomous Power Supply System (APS)	Enerstore 7000S	N/A
Power Output Options (Load Demand)	Five Options: 1.5 kW, 3.0 kW, 6.0 kW, 12.0 kW, 24.0 kW	Four Options: 1.2-3.5 kVA, 4-8 kVA, 12-24 kVA, 36-48 kVA	No specific options listed: Indicated power range from 0.6 to 345.6 kW at 48 VDC	100-400 kW depending on state of charge (SoC)	Five primary solutions, customizable solutions to address weather, locations, technical requirements
Battery Type	Lithium Ion	OPzV (sealed lead acid)	OPzV Batteries (Valve Regulated Lead Acid)	Hitachi LL1500AN12 (Lead Acid)	LITHIUM - ION - others are using lead acid, superior performance and environmentally friendly green technology
Battery Storage Capacity	Five Options: 9 kWh, 18 kWh, 28 kWh, 72 kWh, 120 kWh	Three Options for Cygnus Three HPG: 24 kWh, 36 kWh, 48 kWh @ 60% DoD	For Sunlight Mini-Grid Malaysia Product: 4,800 kWh (960 cells w/ 2V @ 2500AH/cell)	1104 kWh	Five primary solutions, customizable solutions to address weather, locations, technical requirements
Cycles	3000 @ 80% Depth of Discharge	Up to 1500 @ 80% DoD	1000-2500 (depends on DoD)	4500 cycles @ 70% DoD	Superior DoD and cycle life
Power Source and Capacity	Solar (170W/pv ' 12 or 36 panels) and Wind (3 kW, 5 kW, 10 kW, 60 kW)	Solar: 360 W/pv or 540W/pv; Cygnus HPG can integrate with 'solar PV, wind turbines, diesel generators, and a range of other renewable power generators'	Solar: 230 W/pv; no integration with wind	Solar: Power N/A on Enerstor spec, but they recommend 270W/pv for their HISP solar drive; number of panels vary based on application; can do wind as well	Five primary solutions, customizable solutions to address weather, locations, technical requirements
Container Size	10 to 20 ft.	Arcturus One: 9.8ft '8ft '8.5	N/A; looks like 20ft	40 ft	Scalable, modular, customizable
Additional Features	48 V DC Output, remote/indoor monitoring; five year warranty / AC Output available based on specification	110/230 V AC Output (50 Hz), Remote generator start-up, Quiet operation; silent operation (dB ratings are given); minimum two year warranty	Solutions are customized for each project; warranty not listed	400V-36 kV, Control/Monitoring interface over internet, 13-15 years of system service life w/o battery exchange	5-Year Warranty - supports superior technology - Off Grid with on-grid capability
Efficiency Numbers	TBD	mini	N/A	0.8	Dependent on system purchased
Mesh Network	Full network capability	N/A	N/A	N/A	Fully integrated Mesh Network providing for full internet and systems integrations

POWERSTORM Energy Storage Solutions

Key Senior Personel & Admin Staff $550,000 Legal/Accounting/Audit/Investor Relations $135,000 Travel/Lodging $70,000 Product Development and Deployment $500,000 Patent Filings / Activities $115,000 Marketing & Promotional Expenses $180,000 INVESTMENT REQUIREMENTS First Round of Funding - $1.55 Million – Fund by June 30, 2015 Use of Proceeds through December 31, 2015: Second Round of Funding - $5.0 Million – Fund by December 31, 2015 Use of Proceeds through June 30, 2016: INVESTMENT HIGHLIGHTS : Production of zeroXess , up to five (5) pilots of the MESS installed, completion of the design and implementation of the digital brain, finalize patent filing of our first patent and begin filings for second and third patent, complete certifi cat ion requirements of systems INVESTMENT HIGHLIGHTS : Hire key personal expanding engineering, production and logistics teams, launch assembly/manufacturing space, deploy first set of orders of MESS and zeroXess systems, expand sales presence Third Round of Funding - $25.0 Million – Fund by June 30, 2016 Use of Proceeds through June 30, 2016: INVESTMENT HIGHLIGHTS : Finalize assembly/manufacturing build up, prepare for full scale product launch and full scale globalization Tiered funding provides for higher valuation at each round preserving investor value

POWERSTORM ESS TEAM

"HUMAN CAPITAL IS THE MOST VALUABLE ASSET"



Mike J. Freni, **Chairman/CEO** is an Innovative corporate development specialist and strategic architect. Also an investor for Fortune 100 companies and dynamic startups with over 20 years of success in global markets and industries from consumer electronics, media, entertainment, and telecommunications. As well as, an advisor to a variety of executive management teams and corporate boards. He holds a Bachelor of Marketing degree from ISW, Amsterdam.



Kirstin L. Gooldy, (BOD) **Chief Financial Officer**, has over 20 years of Operations, Corporate Finance and Capital Markets experience having lead or managed over $500 million in financial transactions for various companies during her career. Additionally was a founding employee of a leading telecommunications company where she was responsible for various functions within Corporate Finance, Investor Relations and Treasury Management.



Ana-Maria Pruteanu, (BOD) **President**. A results-oriented producer and innovative dealmaker with 14 years experience in emerging telecom markets. She has closed over $80 million in telecom sales. She holds a BS from University of Utah, a Global Executive MBA from Georgetown University and a MBA from ESADE in Barcelona, Spain.



Dr. Shailesh Upreti, CTO, is an expert in energy storage and former member of the U.S. Department of Energy's Frontier Research Centers at Binghamton. He holds multiple patents and is published in 70 international journals. He served with the New York State Energy Research and Development Agency and U.S. Army's Research Development and Engineering Command. He is the former co-Chairman of the International Center for Diffraction Data and American Association for the Advancement of Science. He holds a Ph.D from the Indian Institute of Technology at Delhi and is a former group member of Professor Stan Whittingham at SUNY Binghamton.

POWERSTORM™ Energy Storage Solutions

BOARD OF ADVISORS

WITH OUR ADVISORS, POWERSTORM ESS IS MOVING FROM "WHY" TO "HOW"



Dr. Ann Marie Sastry - CEO/Co-founder of Sakti3, and brings over 25 years technical and leadership experience as an entrepreneur, inventor and educator. Her laboratory originated the Sakti technology, which enjoyed continuous funding for nearly 20 years. Ann Marie holds a Ph.D. and M.S. from Cornell University and a B.S. from the University of Delaware, all in Mechanical Engineering.



Sandeep "Sandy" Muju - brings a seasoned and accomplished global leadership background with Fortune 500 and high growth companies, yielding over $1 Billion in transactions, including supply chain transformation and workforce restructuring of a $30 billion defense OEM; globalization initiative for Honeywell China/Mexico/India He holds a Ph.D. from Ohio Station University in Mechanical Engineering and MBA from Arizona State University, W.P. Carey School of Business, both with summa cum laude honors.



Titus Brenninkmeijer -founder of Solgenix, LLC, to support solar energy companies in emerging economies. He spent 25 years in the retail industry in the UK, Germany, Spain, Brazil and US. He is also a co-founding member and sits on the Steering Committee of the REDCO Alliance (Rural Energy Delivery Companies), serving as Chairman of the Energy Access Foundation. Devoted to providing support and funding for innovation in clean energy delivery in the rural marketplace in emerging markets. Mr. Brenninkmeijer is a board member and serves as treasurer of the Los Angeles Chamber Orchestra; and member of the Pasadena Angels.



Emad Farid - CEO of Nile Sugar Company and a long standing Board Member of several subsidiaries of Global Telecom (formally Orascom Telecom) Mr. Farid's business accomplishments include a crucial role in the growth of Orascom Telecom from a mid-sized to a worldwide global operator that ultimately merged with Vimpelcom to create the world's 6th largest telecommunications carrier in 2011.



Harry Sasongko - Harry is a seasoned telecommunications and finance executive who served as Indosat's President, Director and CEO from 2009-2012. He led Indosat to become the first public telecommunications operator in Asia to monetize its towers to an independent public tower company. Prior, he served as CEO/President, of GE Money Indonesia; Managing Director of Lippo Bank; and was nominated as one of CNBC's 11th Annual Asian Business Awards Leader and recognized as one of Indonesia's Top 10 CEOs.



Richard D. Lane - Mr. Lane is a mobile technology professional, serial entrepreneur and angel investor and has spent over 30 years building companies as a senior executive primarily in mobile technologies while maximizing shareholder value. He is currently the President of Entrepreneurial Ventures and a General Partner of Radio Spectrum Partners. He is also a board of advisor member of several significant companies. In addition, he is Co-Chairman of the Wharton Alumni Club of Boston, and serves as an Adjunct Member of the Wharton Alumni Association Board of Directors. Mr. Lane holds an M.B.A. and B.S. from the Wharton School.



Jack Brewer - Mr. Brewer earned his Bachelor of Science Degree as well as his Masters from the University of Minnesota, and furthered his education through Executive Business Programs at Harvard School of Business and the Wharton School. He founded his current company, Brewer & Associates Consulting, after his retirement from the National Football League as well as time spent at Merrill Lynch. He was named Ambassador for Peace & Sport for the US Federation for Middle East Peace (USFMEP) at the United Nations in 2014. In addition to his service to the United Nations, Mr. Brewer continues to provide guidance to multinational corporations across a wide range of industries and facilitate strategic partnerships by utilizing his global network of connections to support companies whose impact will have a lasting positive effect for those they serve.



Dr. Zi-ang (John) Zhang - Dr. Zhang is a professor of Electrical and Computer Engineering at Binghamton University in Binghamton, NY. He earned his Ph.D. in Electrical & Computer Engineering with a concentration in control and power systems from North Carolina State University. He also holds an M.S. degree from Purdue University and a B.S. degree from Beijing Institute of Technology. Having written extensively about his field of study, he is published in a variety of areas relating to engineering.

POWERSTORM ESS CONTACT INFORMATION

Contact Us





Mike Freni – CEO/Chairman

(O) 424-327-2991

(C) 213-379-0540

(E) mj.freni@powerstormcapital.com

Kirstin Gooldy – CFO / BOD

(O) 424-327-2991

(C) 562-234-1037

(E) k.gooldy@powerstormcapital.com



POWERSTORM Energy Storage Solutions